PGOF-SA10 08/25

PUTNAM ETF TRUST

SUPPLEMENT DATED AUGUST 4, 2025

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULES A AND B

I.

Effective August 4, 2025, The Bank of New York Mellon will replace State Street Bank and Trust Company as transfer agent, custodian, and fund administration/accounting service provider for each fund listed in Schedules A and B. Accordingly, the following amendments are made to each fund’s SAI.

a.

In the section titled “MANAGEMENT – The Management Contract” of each fund’s SAI, the following replaces the corresponding disclosure in each fund’s SAI regarding a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company:

FT Services has entered into a Sub-Administration and Accounting Agreement with The Bank of New York Mellon (“BNY Mellon”), under which FT Services has delegated to BNY Mellon responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. FT Services pays BNY Mellon a monthly fee based on a combination of fixed annual charges and charges based on the fund’s assets and the number and types of securities held by the fund and reimburses BNY Mellon for certain out-of-pocket expenses.

b.

In the section titled “BUYING AND SELLING SHARES – Redemption of Creation Units” of each fund’s SAI, references to State Street Bank and Trust Company are hereby replaced with The Bank of New York Mellon.

c.	The following replaces the corresponding disclosure in each fund’s SAI:

Transfer agent BNY Mellon, 240 Greenwich Street, New York, New York 10286, acts as the fund’s transfer agent and dividend-paying agent. The Investment

Manager, and not the fund, bears the cost of these services under the terms of its management contract with the fund.

Custodian BNY Mellon also acts as custodian of the fund’s securities and other assets. BNY Mellon is located at 240 Greenwich Street, New York, New York 10286.

II.

The second paragraph of the section titled “MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS – Borrowing and Other Forms of Leverage” in the SAI of each fund listed in Schedule A is hereby replaced with the following:

Each fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

III.

The second paragraph of the section titled “MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS – Cash Management” in the SAI of each fund listed in Schedule B is hereby replaced with the following:

Each fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

SCHEDULE A

Fund	Date of SAI
PUTNAM ETF TRUST
Putnam BDC Income ETF	August 30, 2024
Putnam BioRevolution ETF	August 30, 2024
Putnam Emerging Markets ex-China ETF	August 30, 2024

Fund	Date of SAI
Putnam PanAgora ESG Emerging Markets Equity ETF	August 30, 2024
Putnam PanAgora ESG International Equity ETF	August 30, 2024

SCHEDULE B

PUTNAM ETF TRUST
Putnam Focused Large Cap Growth ETF	December 30, 2024
Putnam Focused Large Cap Value ETF	December 30, 2024
Putnam Sustainable Future ETF	December 30, 2024
Putnam Sustainable Leaders ETF	December 30, 2024

Please retain this supplement for future reference.

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